UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 October 5, 2007

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01   Other Events
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On October 5, 2007 The Board of Directors of the John Hancock Financial Trends Fund, Inc. (the "Fund") announced that Diamond Hill Capital Management, Inc. will assume responsibilities as adviser and administrator to the Fund effective on or about December 1, 2007. A copy of the joint press release dated
October 5, 2007 issued by the Fund and John Hancock Advisers, LLC is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
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(d)  Exhibits

     99.1        Press release issued by the John Hancock Financial Trends
		 Fund, Inc. and John Hancock Advisers, LLC dated August 9, 2007.



                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: October 9, 2007                           By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary